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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                --------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MARCH 30, 1997

                                --------------

                          ASCEND COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                          0-23774                94-3092033
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer)
 incorporation or organization)                              Identification No.)


     1701 HARBOR BAY PARKWAY                                          94502
       ALAMEDA, CALIFORNIA
(Address of principal executive offices)                            (Zip Code)



      Registrant's telephone number, including area code:  (510) 769-6001

                                Not applicable.
                                --------------

         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

     On March 30, 1997, Ascend Communications, Inc. ("Ascend") and Cascade Communications Corp. ("Cascade") announced in a joint press release that they had signed a definitive merger agreement pursuant to which a wholly-owned subsidiary of Ascend will merge with and into Cascade. A copy of the press release is attached hereto as Exhibit 99.1.
                              ------------

ITEM 7.  EXHIBITS.

          (a)  Financial statements of business acquired.

                    Not applicable.

          (b)  Pro forma financial information.

                    Not applicable.

          (c)  Exhibits.


Exhibit No.         Description
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   99.1             Press Release dated March 30, 1997.

                                       2
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Ascend Communications, Inc.



April 8, 1997                         By: /s/ MICHAEL J. JOHNSON
                                         -------------------------
                                      Michael J. Johnson,
                                      Controller and
                                      Chief Accounting Officer

                                       3
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                                 EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

 99.1               Press Release dated March 30, 1997.